UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2024

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

Village Bank and Trust Financial Corp. (the “Company”) held a special meeting of shareholders in virtual format on December 19, 2024 at 10:00 a.m., Eastern Time, to consider and vote on porposals related to the proposed merger of the Company and Village Bank with and into TowneBank (the “Merger”). Of the 1,500,323 shares of the Company’s common stock outstanding and entitled to vote at the special meeting, there were present, by attendance at the meeting or by proxy, 1,311,594 shares, representing approximately 87.42% of the total outstanding shares. At the special meeting, the Company shareholders voted on four proposals, as described in the Company’s Proxy Statement for the special meeting mailed to shareholders on or about November 16, 2024 (the “Proxy Statement”).  The voting results for each proposal were as follows:

Proposal 1 – The Merger Proposal

The Company’s shareholders approved Agreement and Plan of Reorganization, dated as of September 23, 2024, by and among TowneBank, Cardinal Sub. Inc., the Company and Village Bank, including the related plans of merger, pursuant to which TowneBank will acquire the Company and Village Bank. The following is a tabulation of the voting results on Proposal 1:

			Broker
For	Against	Abstain	Non-Vote
1,298,806	1,691	11,097	0

Proposal 2 – The Amendment of the Company’s Articles of Incorporation Proposal

The Company’s shareholders approved an amendment to the Company’s articles of incorporation, in the form set forth in Appendix C of the Proxy Statement, to facilitate the Merger. The following is a tabulation of the voting results on Proposal 2:

			Broker
For	Against	Abstain	Non-Vote
1,298,530	1,967	11,097	0

Proposal 3 – The Executive Compensation Proposal

The Company’s shareholders approved, in an advisory (non-binding) vote, certain executive compensation that is payable to the named executive officers of the Company that is based on or otherwise relates to the Merger as disclosed in the Proxy Statement. The following is a tabulation of the voting results on Proposal 3:

			Broker
For	Against	Abstain	Non-Vote
1,160,309	117,356	33,929	0

Proposal 4 – The Adjournment Proposal

The Company’s shareholders approved a proposal to adjourn the special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1 or Proposal 2. The adjournment of the special meeting was not necessary because the Company’s shareholders approved Proposal 1 and Proposal 2. The following is a tabulation of the voting results on Proposal 3:

			Broker
For	Against	Abstain	Non-Vote
1,292,221	8,101	11,272	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: December 19, 2024	By:	/s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO

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